ISI
   International Strategy and Investment




                                      ISI
                                 NORTH AMERICAN
                                GOVERNMENT BOND
                                  FUND SHARES

                      (A Class of North American Government
                                 Bond Fund, Inc.)


                           [NORTH AMERICAN LOGO HERE]


                                SEMI-ANNUAL REPORT
                                September 30, 1998






                         ISI
                   North American
             Government Bond Fund Shares
--------------------------------------------------------------------------------
Directors and Officers

Edward S. Hyman                    R. Alan Medaugh
Chairman                           President

Richard T. Hale                    Nancy Lazar
Vice Chairman                      Vice President

James J. Cunnane                   Amy M. Olmert
Director                           Secretary

Joe Hardiman                       Scott J. Liotta
Director                           Assistant Secretary

Louis E. Levy                      Carrie L. Butler
Director                           Vice President

Eugene J. McDonald                 Margaret M. Beeler
Director                           Assistant Vice President

Rebecca W. Rimel                   Keith C. Reilly
Director                           Assistant Vice President

                                   Joseph A. Finelli
                                   Treasurer




     Investment Objective
     An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     Investment Advisor
     ISI Inc.
     717 Fifth Avenue
     New York, NY 10022
     (800) 955-7175

     Shareholder Servicing Agent
     Investment Company Capital Corp.
     P.O. Box 419426
     Kansas City, MO 64141-6426

     Distributor
     ISI Mutual Funds
     717 Fifth Avenue
     New York, NY 10022
     (800) 955-7175

 Investment Advisor's Report

   We are pleased to report on the progress of your Fund for the six months ended September 30, 1998.

   The Fund seeks a high level of current income consistent with prudent investment risk by investing in government fixed-income securities of the U.S., Canada and Mexico. We believe that by investing in all three North American markets, the Fund can generate a higher yield over the long term than is possible from a portfolio of only U.S. Treasury securities.

   For the first half of this fiscal year, the Fund's total return was 6.60% and for the last 12 months it was 11.72%. The principal reason for these favorable total returns was the major decline in long term U.S. interest rates and the Fund's large holdings in long maturity Treasuries. Long (thirty year) U.S. Treasury interest rates fell from 5.93% to 4.98% in the first half of this fiscal year and from 6.40% to 4.98% over the last twelve months.

   The Canadian section was eliminated during the fiscal year (please see below for more details). Canadian government interest rates were below U.S.rates at the start of the fiscal year but are now above U.S. rates. The Canadian dollar also lost value during the six months.

   The Mexican section saw rates jump and the currency dip versus the U.S. dollar. The Asian financial crisis began to impact Brazil and the rest of Latin America during the last six months.

   Since its inception on January 15, 1993, the Fund's total cumulative return has been 43.44%. Figures for the Fund's performance assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge.

Portfolio Management

   Our investment approach is to actively manage the portfolio, adjusting the Fund's average maturity and percentage weighting across the U.S., Canada and Mexico as we anticipate changes in the market. The following table illustrates the structure of the portfolio in these two critical areas over the past 12 months.


                                 Portfolio Mix
                               (% of Investments)

                                                 Change over
            9/30/97     3/31/98     9/30/98     the last year
            -------     -------     -------     -------------
U.S.          73.4%       82.9%       87.5%         +14.1%
Canada        12.3         5.4        --            -12.3
Mexico        14.3        11.8        12.5           -1.8



                               Portfolio Maturity
                                   (In Years)

                                                 Change over
            9/30/97     3/31/98     9/30/98     the last year
            -------     -------     -------     -------------
U.S.*         11.3        12.5        13.7        +2.4 years
Canada        26.4        29.2         --                N/A
Mexico         0.2         0.1         1.2        +1.0 years

*Including reserves.

   During the last year, the increase in the U.S. section and its long average maturity were the keys to the Fund's performance. The elimination of the Canadian section avoided the performance lag that would have otherwise occurred. We are looking for an opportunity to invest in Canada. Mexico's performance hurt the overall results. Inflation in Mexico is likely to remain high because of the peso decline. We have added inflation linked issues to the portfolio extending the section's maturity from 0.2 years to 1.2 years. For more in depth coverage of the three markets please see ISI's Outlook for North America which follows this letter.

   We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,



/s/ R. Alan Medaugh
____________________
R. Alan Medaugh
President

October 16, 1998

Outlook for North America


Review of U.S.

Overview

     We are now forecasting a price recession, with the Gross Domestic Product
(GDP) price deflator declining in the first and second quarters of next year by -0.5% each quarter at annual rates. The downward pressures building on the US economy are likely to fall harder on prices than units for 3 reasons: 1) global overcapacity, 2) intent of foreign economies on increasing their exports to the US, and 3) general willingness of managers around the world to cut prices to boost unit sales.

   Slowly, but steadily, the rate of increase in USbusiness activity is slowing. Companies we survey at the back-end (Manufacturing Companies, Homebuilders, Banks) of the economy have already seen a significant slowdown. For example, our manufacturing survey hit a new low. Please see chart below. This weakness in the back-end of the economy, along with the stock market's decline, is slowly grinding down the strength in the front-end (Retailers, Auto Dealers).

Price Recession Now Likely

     A slowdown in inflation is one of the most certain developments following a financial crisis. Along this line, the news is dominated by disinflation/deflationary reports. For example, the National Association of Purchasing Manager's (NAPM) new service sector price measure declined to a new low in September of 44.5 versus its year-ago reading of 51.0. Massive tech deflation continued with Intel cutting the price of its new (and more powerful) chip by 27%! USA TODAY REPORTED that telephone charges may deflate to 1 cent per minute for long-distance calls. Barnes & Noble and Bertelsmann announced a link-up that will intensify Internet shopping price cutting. Mercedes announced a -6% effective price cut at the same time GM vowed to press on with an aggressive $15 billion global investment plan. Wal-Mart vowed to press on with a new supermarket chain of Wal-Mart Neighborhood Market stores. Commodity prices continued to weaken with the GSCI off -3.3 points during the first week of October.

                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]


ISI MFG COMPANIES SALES SURVEY
0=Weak  100=Strong  Oct 9 38.8


                OVERALL
                 SALES
                 INDEX

7 JAN 94         53.6
14 JAN 94        53.6
21 JAN 94        45.3
28 JAN 94        45.3
4 FEB 94         52.9
11 FEB 94        53.8
18 FEB 94        53.8
25 FEB 94        56.3
4 MAR 94         52.1
11 MAR 94        52.1
18 MAR 94        54.7
25 MAR 94        54.7
1 APR 94         56.1
8 APR 94         57.5
15 APR 94        57.5
22 APR 94        55.0
29 APR 94        58.1
6 MAY 94         58.1
13 MAY 94        58.9
20 MAY 94        58.9
27 MAY 94        54.2
3 JUN 94         50.7
10 JUN 94        51.4
17 JUN 94        53.5
24 JUN 94        53.5
1 JUL 94         50.1
8 JUL 94         56.4
15 JUL 94        57.3
22 JUL 94        57.9
29 JUL 94        57.7
5 AUG 94         57.7
12 AUG 94        57.7
19 AUG 94        55.7
26 AUG 94        55.7
2 SEP 94         57.8
9 SEP 94         57.8
16 SEP 94        57.7
23 SEP 94        58.6
30 SEP 94        58.6
7 OCT 94         58.4
14 OCT 94        58.4
21 OCT 94        59.7
28 OCT 94        59.7
4 NOV 94         62.0
11 NOV 94        62.0
18 NOV 94        63.3
25 NOV 94        63.3
2 DEC 94         65.5
9 DEC 94         65.5
16 DEC 94        65.9
23 DEC 94        65.9
30 DEC 94        63.3
6 JAN 94         62.9

13 JAN 95        59.6
20 JAN 95        59.6
27 JAN 95        59.6
3 FEB 95         59.6
10 FEB 95        59.6
17 FEB 95        59.2
24 FEB 95        59.2
3 MAR 95         60.0
10 MAR 95        60.0
17 MAR 95        60.8
24 MAR 95        60.8
31 MAR 95        57.5
7 APR 95         57.5
14 APR 95        55.4
21 APR 95        55.4
28 APR 95        54.0
5 MAY 95         54.0
12 MAY 95        53.1
19 MAY 95        53.1
26 MAY 95        51.4
2 JUN 95         51.4
9 JUN 95         54.1
16 JUN 95        54.1
23 JUN 95        52.5
30 JUN 95        52.5
7 JUL 95         52.7
14 JUL 95        52.7
21 JUL 95        54.8
28 JUL 95        54.8
4 AUG 95         56.6
11 AUG 95        56.6
18 AUG 95        56.3
25 AUG 95        56.3
1 SEP 95         55.9
8 SEP 95         55.9
15 SEP 95        53.1
22 SEP 95        53.1
29 SEP 95        49.7
6 OCT 95         49.7
13 OCT 95        50.0
20 OCT 95        50.0
27 OCT 95        49.9
3 NOV 95         49.9
10 NOV 95        48.9
17 NOV 95        48.9
24 NOV 95        48.7
1 DEC 95         48.7
8 DEC 95         40.9
15 DEC 95        40.9
22 DEC 95        46.9
29 DEC 95        46.9

5 JAN  96        45.4
12 JAN 96        45.4
19 JAN 96        42.0
26 JAN 96        42.0
2 FEB 96         43.0
9 FEB 96         43.0
16 FEB 96        43.6
23 FEB 96        43.6
1 MAR 96         44.7
8 MAR 96         44.7
15 MAR 96        40.8
22 MAR 96        40.8
29 MAR 96        41.8
5 APR 96         41.8
12 APR 96        48.2
19 APR 96        48.2
26 APR 96        47.4
3 MAY 96         47.4
10 MAY 96        48.6
17 MAY 96        48.6
24 MAY 96        49.2
31 MAY 96        49.2
7 JUN 96         49.2
14 JUN 96        49.2
21 JUN 96        47.5
28 JUN 96        47.5
5 JUL 96         45.3
12 JUL 96        45.3
19 JUL 96        45.7
26 JUL 96        45.7
2 AUG 96         46.2
9 AUG 96         46.2
16 AUG 96        47.9
23 AUG 96        47.9
30 AUG 96        46.9
6 SEP 96         46.9
13 SEP 96        47.6
20 SEP 96        47.6
27 SEP 96        46.2
4 OCT 96         46.2
11 OCT 96        45.7
18 OCT 96        45.7
25 OCT 96        47.3
1 NOV 96         47.3
8 NOV 96         49.7
15 NOV 96        49.7
22 NOV 96        48.8
29 NOV 96        48.8
6 DEC 96         49.1
13 DEC 96        49.1
20 DEC 96        49.7
27 DEC 96        49.7

3 JAN 97         49.7
10 JAN 97        49.7
17 JAN 97        52.4
24 JAN 97        52.4
31 JAN 97        52.5
7 FEB 97         52.5
14 FEB 97        55.7
21 FEB 97        55.7
28 FEB 97        55.5
7 MAR 97         55.5
14 MAR 97        56.0
21 MAR 97        56.0
28 MAR 97        53.3
4 APR 97         53.3
11 APR 97        54.4
18 APR 97        54.4
25 APR 97        53.9
2 MAY 97         53.9
9 MAY 97         55.5
16 MAY 97        55.5
23 MAY 97        55.7
30 MAY 97        55.7
6 JUN 97         55.6
13 JUN 97        55.6
20 JUN 97        54.9
27 JUN 97        54.9
4 JUL 97         55.3
11 JUL 97        55.3
18 JUL 97        55.9
25 JUL 97        55.9
1 AUG 97         56.2
8 AUG 97         56.2
15 AUG 97        57.4
22 AUG 97        57.4
29 AUG 97        56.5
5 SEP 97         56.5
12 SEP 97        55.0
19 SEP 97        55.0
26 SEP 97        53.6
3 OCT 97         53.6
10 OCT 97        53.0
17 OCT 97        53.0
24 OCT 97        51.7
31 OCT 97        51.7
7 NOV 97         51.6
14 NOV 97        51.6
21 NOV 97        48.9
28 NOV 97        48.9
5 DEC 97         48.5
12 DEC 97        48.5
19 DEC 97        45.4
26 DEC 97        45.4

2 JAN 98         45.5
9 JAN 98         45.5
16 JAN 98        48.7
23 JAN 98        48.7
30 JAN 98        48.6
6 FEB 98         48.6
13 FEB 98        47.8
20 FEB 98        47.8
27 FEB 98        47.7
6 MAR 98         47.7
13 MAR 98        48.5
20 MAR 98        48.5
27 MAR 98        47.5
3 APR 98         47.5
10 APR 98        45.8
17 APR 98        45.8
24 APR 98        45.7
1 MAY 98         45.7
8 MAY 98         45.8
15 MAY 98        45.8
22 MAY 98        44.9
29 MAY 98        44.9
5 JUN 98         45.3
12 JUN 98        45.3
19 JUN 98        44.5
26 JUN 98        44.5
3 JUL 98         43.6
10 JUL 98        43.6
17 JUL 98        43.0
24 JUL 98        43.0
31 JUL 98        41.8
7 AUG 98         41.8
14 AUG 98        41.1
21 AUG 98        41.1
28 AUG 98        39.3
4 SEP 98         39.3
11 SEP 98        39.3
18 SEP 98        39.3
25 SEP 98        40.2
2 OCT 98         40.2
9 OCT 98         38.8
16 OCT 98        38.8
23 OCT 98        36.5
30 OCT 98        36.5
6 NOV 98         37.5
13 NOV 98        37.5
20 NOV 98          NA


   We believe these downward pressures are likely to fall harder on prices than units. So, we are now forecasting a recession in the GDP price deflator, with 2% real GDP growth. Interest rates are likely to decline with short rates declining more than long rates. We see corporate profits lower in 1998 and again in 1999 caused by a shrinking of profit margins and slow unit growth.

                             ISI ECONOMIC FORECAST
                    98:1Q    98:2Q    98:3Q    98:4Q   99:1Q    99:2Q
---------------------------------------------------------------------
 Nominal GDP        6.4%     2.7%     3.0%     2.3%     1.5%     1.5%
 GDP DEFLATOR       1.1%     0.9%     0.5%     0.0%    -0.5%    -0.5%
 REAL GDP           5.4%     1.8%     2.5%     2.0%     2.0%     2.0%
 30-YEAR BOND
  YIELDS*           5.9%     5.6%     5.0%     4.9%     4.7%     4.6%
 FED FUNDS RATE*    5.5%     5.5%     5.2%     4.7%     4.5%     4.2%
 S&P 500 OPERAT-
  ING EPS**          $46      $47      $46      $45      $44      $43

*End of Quarter
**S&P 500 EPS, seasonally adjusted, annual rate.



Review of Mexico

Overview

   The current floating peso policy with rule-based dollar auctions and high interest rate support is sound and sustainable. The extent of a market reaction to potential IMF intervention in Brazil along with brazilian fiscal action and resolution of the Real crisis is something to watch. We also have concerns about the impact of high interest rates on a weak domestic banking sector, but we believe the Mexican authorities are dealing with the problem in a constructive manner.

   The Mexican economy continues to be relatively robust in the face of the international financial crisis; however, some slowdown in activity from last year will be inevitable with growth declining below earlier official targets for GDP. The current account balance is still on track to finish the year at or below US$15 billion, or 3% of GDP. The price declines in petroleum that have accompanied the Asia crisis have affected Mexican fiscal policy more severely than the balance of payments. Oil exports account for roughly 8% of Mexico's total, while oil and energy-related revenue accounts for roughly one-third of fiscal revenues. Strong fiscal responses by Mexican authorities over the course of 1998 in reaction to price declines in petroleum have countered the negative fiscal impact. These cuts, together with high interest rates, can be expected to reduce growth and import demand. Nevertheless, its close relationship with a still strong U.S. economy means it should be able to maintain reasonably strong growth in the face of global and domestic pressures.

Mexico and the Global Crisis

   The global contagion shock has primarily affected the Mexican economy through three channels. First, through terms of trade due to the fall in oil prices; the loss of competitiveness with Asian exports has been an important channel. A reduction in capital flows needed to finance the current account deficit has been the most significant channel of contagion to date. Mexican policy to confront these difficulties has been a series of successive fiscal adjustments to maintain the government deficit at 1% of GDP to counteract the impact of oil prices. Also, the central bank's allowing the peso to absorb the brunt of the capital flow shock through depreciation has been a central part of its policy. Third, monetary authorities have ensured that liquidity conditions keep interest rates high to check the inflationary impact of peso fluctuations and stabilize the local markets. Inflation recently has risen despite the action. It was up 1.62% in September. Finally, Mexican authorities are proposing legislation for banking reform and to resolving Fobaproa banking sector scheme. The legislation resolv-ing Fobaproa may be completed before the end of October, and banking reform legislation would allow foreign banks to hold majority stakes in banking institutions including the nation's top three banks.

Mexican Banks and Global Credit Crunch

   In the aftermath of the 1995 Mexican peso crisis and the Fobaproa support program, the Mexican banking sector has remained weak. A consequence has been that real credit growth in the Mexican economy has actually been negative over the period. Despite the lack of bank financing, however, the Mexican economy has shown remarkably strong growth in the past two years. This is due to the fact that Mexican companies fund investment out of retained earnings and, in the case of larger corporates, through access to U.S. banks and credit markets. The continued increasing integration of the Mexican economy with the U.S. economy has been a significant driver of growth as well. Therefore, we expect difficulties in the Mexican banking sector and the high interest rate environment to have a relatively small impact on the Mexican private sector. A sharp slowdown or persistent credit crunch in the U.S. will have a relatively larger economic impact on the Mexican economy

Monetary and Interest Rate Policy

   To date, the floating peso policy has functioned well as a shock absorber for the economy. While in principal a floating exchange rate would allow the economy to absorb a balance of payments shock without an interest rate rise, the recent interest increases (1-year Cetes currently yield 38%) can be seen in two lights. First, the tight monetary policy in the aftermath of peso policy is required to keep inflation in check, since peso devaluation historically has a large impact on domestic inflation. Second, the effect of high interest rates also acts as a check on domestic demand and moderates the peso depreciation. Thus, in Mexico's case, the current account adjustment that the global liquidity reduction is imposing on emerging markets will be accomplished through both a reduction in absorption and a change in real terms of trade.

   Weakness in the banking sector has become a concern during the interest rate defense. Over the past 7-8 weeks, the central bank has introduced an interest rate swap facility for the Mexican banking sector. This has allowed banks to swap their fixed rate exposure for floating rates, in effect putting the financial burden of the interest rate adjustment to the global crisis on the central bank and protecting the banks. The tight liquidity policy of the central bank can be seen in both interest rates and the ratio of reserves to monetary aggregates, which has been increasing steadily despite recent dollar sales.

Canada

Overview

   The Canadian economy is downshifting due to a slowing world economy (including the U.S.), falling commodity prices, and higher interest rates. Real GDP is forecasted to grow only 1.9% in 1999, its lowest rate since 1996. This will push up the unemployment rate, which will creep back up to roughly 9% during 1999. Consumer price inflation is likely to remain subdued, helped by low commodity prices. The weak Canadian dollar will clearly increase import price inflation significantly, though, causing CPI inflation to rise to 2.0% in 1999. But this will not cause an inflationary spiral because of the country's slack labor markets. The labor slackness will persist, due to the weaker economy. Labor costs will thus rise only slowly, and will not put upward pressure on CPI inflation. The federal surplus is stabilizing as the economy slows. The surplus will reach $11.7 billion for fiscal 1998-99, or 1.1% or GDP. The total government sector picture looks even rosier, because six of the provincial governments are also projected to run surpluses for the 1998-99 fiscal year. At the end of August, the Bank of Canada (BoC) raised interest rates by 100 basis points in order to defend the currency. More recently, the BoC followed the Federal Reserve interest rate cut of 25 bp. The Canadian three-month T-bill rate still exceeds the comparable U.S. rate, unlike most of the last 2 years when it was lower. The Canadian dollar gained more than 3 U.S. cents after the rate hike, but much of the improvement was worked out by the rate cut.

Inflation and Interest Rates

   Canada has experienced inflation of less than 2.5% for more than six years now, a feat unprecedented in the past 35 years. Low and stable inflation has paid off in a dramatic downturn in long-term interest rates over the past four years. Low long-term interest rates are good for investment and GDP growth, and will also help fiscal balances. This implies that Canada's medium-term growth will be strong as the economy returns to its potential.

Politics and the Currency

   Over the past two years, higher yields on U.S three-month T-bills than on the Canadian three-month T-bills have made U.S. dollar assets more attractive, adding to the downward pressure on the Canadian dollar from declining commodity prices. The dollar should appreciate somewhat over the course of 1999 as the global financial crisis abates. However, because of our deflationary outlook, we do not expect commodity prices to strengthen, and Quebec politics will also have an impact on the nation's currency. The Quebec election is likely to be this year and a referendum, if held, would be mid-1999. Should the Parti Quebecois
(PQ) win the next provincial election, there is the possibility of another referendum on independence. If the Liberals win, the threat of secession would become dormant.

Trade and the Currency

   Over 85% of Canada's exports are destined for the United States. Consequently the pace of U.S. economic growth will determine the growth of Canadian exports. Weakening foreign demand, especially in Asia, will temper canadian export growth to that region, although the relatively weak Canadian dollar will offset this somewhat by limiting the slowdown in shipments to the United States. An undervalued Canadian dollar will help the current account improve over the coming years, from a deficit of $15 billion this year to zero by 2001. In the short run, the current account balance will worsen as rising import prices push up the value of imports faster than trade volumes.

North American Government Bond Fund, Inc.

Statement of Net Assets
September 30, 1998
(Unaudited)

                             Interest    Maturity     Principal    Market
Security                       Rate        Date        Value(+)     Value
--------------------------------------------------------------------------------
MEXICAN SECURITIES -- 12.53%
Mexican Treasury Cete(1)      24.81%*     3/11/99  P$ 49,868,140  $ 4,314,438
Mexican Udibonos(2)            6.00      11/23/00     93,033,000    1,956,505
Mexican Udibonos(2)            6.50       5/24/01     42,196,000      889,518
                                                                  -----------
  Total Mexican Securities
    (Cost $8,606,980)                                               7,160,461
                                                                  -----------
U.S. SECURITIES -- 79.43%
U.S. Treasury Bond            10.375   11/15/2009     $8,000,000   10,473,752
U.S. Treasury Bond            10.375   11/15/2012      2,000,000    2,834,062
U.S. Treasury Bond             7.50    11/15/2016      6,700,000    8,560,295
U.S. Treasury Bond             8.875    2/15/2019      7,750,000   11,361,020
U.S. Treasury Bond             7.875    2/15/2021      4,800,000    6,602,251
U.S. Canadian Global Bond      6.75     8/28/2006      2,750,000    3,071,461
U.S. Treasury Strip            5.612*** 5/15/2017      6,500,000    2,385,877
                                                                  -----------
  Total U.S. Treasury Securities
    (Cost $43,103,163)                                             45,288,718
                                                                  -----------

REPURCHASE AGREEMENT -- 6.80%
Goldman Sachs & Co., 5.40%
  Dated 9/30/98 to be repurchased on
  10/1/98, collateralized by U.S. Treasury
  Bonds with a market value of $3,962,498.
    (Cost $3,884,000)                                 $3,884,000    3,884,000
                                                                  -----------
Total Investment in Securities -- 98.76%
  (Cost $55,594,143) **                                            56,333,180
Other Assets Less Liabilities, Net-- 1.24%                            810,377
                                                                  -----------
Net Assets-- 100.00%                                              $57,143,557
                                                                  ===========
Net Asset Value and Redemption Price Per Share
  ($57,143,557 / 6,388,948 shares outstanding)                          $8.94
                                                                        =====

Offering Price Per Share
  ($8.94 / .970)                                                        $9.22
                                                                        =====
--------------------------------------------------------------------------------
(1) Cetes are short-term Mexican government debt securities.
(2) Udibonos are securities issued by the Mexican Government that pay a fixed rate over inflation every 182 days.
  * Yield as of September 30, 1998.
 ** Also aggregate cost for federal tax purposes.
*** Zero Coupon, Security Yield as of September 30, 1998.
(+) Principal value is shown in local currency:  Mexican new pesos (P$) and U.S.
    dollars ($).
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Operations
For the Six Months Ended September 30, 1998
(Unaudited)

-------------------------------------------------------------------------------
NET INVESTMENT INCOME:
Interest                                                             $1,887,191
                                                                     ----------
EXPENSES:
   Investment advisory fees                                             108,638
   Distribution fee                                                     108,638
   Administration fee                                                    54,319
   Accounting fee                                                        26,909
   Transfer agent fee                                                    14,640
   Legal                                                                 11,708
   Printing and postage                                                   7,137
   Miscellaneous                                                          6,076
   Audit                                                                  1,830
   Insurance                                                                522
                                                                     ----------
     Total expenses                                                     340,417
   Less: Fees waived                                                       (929)
                                                                     ----------
     Net expenses                                                       339,488
                                                                     ----------
   Net investment income                                              1,547,703
                                                                     ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments                                   1,599,565
   Net realized foreign exchange loss                                  (156,976)
   Change in net unrealized appreciation/depreciation of investments    536,951
   Change in net unrealized appreciation/depreciation on translation
     of assets and liabilities denominated in foreign currencies         (1,573)
                                                                     ----------
   Net gain on investments                                            1,977,967
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,525,670
                                                                     ==========
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statements of Changes in Net Assets

                                                               For the Six
                                                               Months Ended      For the Year
                                                              Sept. 30, 1998        Ended
                                                                (Unaudited)     March 31, 1998
-----------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                        $  1,547,703     $  3,741,189
   Net realized gain from security and
     foreign currency transactions                                 1,442,589        1,775,432
   Change in unrealized appreciation/depreciation
     of investments                                                  536,951        1,644,223
   Change in net unrealized appreciation/
     depreciation on translation of assets and
     liabilities denominated in foreign currencies                    (1,573)           2,956
                                                                ------------     ------------
   Net increase in net assets resulting
     from operations                                               3,525,670        7,163,800
                                                                ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income                                          (1,490,822)      (3,741,189)
   Distribution from long term capital gains                        (732,504)              --
   Distribution in excess of net investment income                        --         (629,176)
                                                                ------------     ------------
   Total distribution                                             (2,223,326)      (4,370,365)
                                                                ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of 874,333 and 916,292
     shares, respectively                                          7,605,716        7,908,494
   Value of 107,793 and 231,643 shares issued in
     reinvestment of dividends, respectively                         937,233        1,980,041
   Cost of 561,420 and 1,469,520 shares
     repurchased, respectively                                    (4,720,139)     (12,629,368)
                                                                ------------     ------------
   Total increase/(decrease) in net assets derived from capital
     share transactions                                            3,822,810       (2,740,833)
                                                                ------------     ------------
   Total increase in net assets                                    5,125,154           52,602

NET ASSETS:
   Beginning of period                                            52,018,403       51,965,801
                                                                ------------     ------------
   End of period (Including undistributed net investment
     income of $56,881, and $-0- for the six month and
     twelve months periods ended September 30, 1998
     and March 31, 1998, respectively.)                         $ 57,143,557     $ 52,018,403
                                                                ============     ============
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Financial Highlights
(For shares outstanding throughout each period)

                                    For the six
                                    months ended            For the Years Ended March 31,
                                    September 30,   -------------------------------------------
                                        1998*       1998     1997     1996      1995      1994
-----------------------------------------------------------------------------------------------
Per Share Operating
Performance:
  Net asset value at
    beginning of period               $  8.74     $  8.29  $  8.37  $  8.06   $  9.53   $ 10.14
                                      -------     -------  -------  -------   -------   -------
Income from Investment
Operations:
  Net investment income                  0.31        0.61     0.75     0.81      0.63      0.89
  Net realized and unrealized
    gain/(loss) on investments           0.25        0.56    (0.11)    0.22     (1.38)    (0.58)
                                      -------     -------  -------  -------   -------   -------
  Total from investment operations       0.56        1.17     0.64     1.03     (0.75)     0.31

Less Distributions:
  Dividends from net investment
    income and short-term gain          (0.36)      (0.67)   (0.26)      --     (0.45)    (0.92)
  Distribution in excess of net
    investment income                      --       (0.05)      --       --        --        --
  Return of capital                        --          --    (0.46)   (0.72)    (0.27)       --
                                      -------     -------  -------  -------   -------   -------
  Total distributions                   (0.36)      (0.72)   (0.72)   (0.72)    (0.72)    (0.92)
                                      -------     -------  -------  -------   -------   -------
  Net asset value at end of period    $  8.94     $  8.74  $  8.29  $  8.37   $  8.06   $  9.53
                                      =======     =======  =======  =======   =======   =======

Total Return*                            6.60%      14.65%    7.90%   12.97%    (8.31)%    2.77%

Ratios to Average Daily Net Assets:
  Expenses**(+)                          1.25%       1.25%    1.25%    1.25%     1.25%     1.25%
  Net investment income***(+)            5.70%       7.17%    8.99%    9.49%     7.04%     7.04%

Supplemental Data:
  Net assets at end of the
  period (000)                        $57,144     $52,018  $51,966  $60,860   $66,292   $93,622
  Portfolio turnover rate                 144%        125%      46%     125%      104%      219%
-----------------------------------------------------------------------------------------------

(+) Unaudited.
  * Total return excludes the effect of sales loads.
 ** Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.25%, 1.28%, 1.58%, 1.47%, 1.45% and 1.44%, for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997, 1996, 1995, and 1994, respectively.
*** Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.70%, 7.14%, 8.66%, 6.84%, 6.85% and 6.68%, for the six months ended September 30, 1998 and the years ended March 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(+) Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements

A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, commenced operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

   The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

   When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

   Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

   Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

   Foreign Currency Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

   Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

   The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

   Federal Income Tax -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net invest-ment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

   The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

   Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the ex-dividend date.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees -- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp., a subsidiary of Bankers Trust Corporation. ("ICC") is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.40%. The Fund paid ISI $108,638 for advisory services for the six months ended September 30, 1998. As compensation for its administrative services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.20%. At September 30, 1998, the Fund owed $18,318 and $9,159 for advisory and administrative services, respectively.

   ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 1.25% of the Fund's average daily net assets. For the six months ended September 30, 1998, ISI waived fees of $619 and ICC waived fees of $310. At September 30, 1998 waived expenses owed to the Fund amounted to $359.

   As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. At September 30, 1998, the Fund owed ICC $4,462 for accounting services.

   As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund owed $5,947 for transfer agent services at September 30, 1998.

   As compensation for providing distribution services for the ISIClass of shares, the Fund pays ISI Group, Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.40% of the ISI Class' average daily net assets. For the six months ended September 30, 1998, distribution fees aggregated $108,638.

   The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended September 30, 1998 was approximately $705, and the accrued liability was approximately $11,033.

C. Capital Share Transactions -- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

Notes to Financial Statements (concluded)


D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $6,253,126 and sales of investment securities aggregated $2,757,938 for the six months ended September 30, 1998. Purchases of U.S. government obligations aggregated $49,325,814 and sales of U.S. government obligations aggregated $48,872,922 for the period.

   On September 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,185,555 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,446,518.

E. Forward Currency Exchange Contracts -- Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of September 30, 1998.

F. Net Assets -- On September 30, 1998, net assets consisted of:

   Paid-in capital                                         $54,977,089

   Accumulated net realized gain
     from security and foreign
     currency transactions                                   1,371,711

   Unrealized appreciation of
     investments                                               739,037

   Undistributed net investment
     income                                                     56,881

   Unrealized loss on translation of
     assets and liabilities
     denominated in foreign
     currencies                                                 (1,161)
                                                           -----------
                                                           $57,143,557
                                                           ===========



   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.

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